UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2019

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01	Entry into a Material Definitive Agreement.
On September 20, 2019, Cole Office & Industrial REIT (CCIT III), Inc. (the “Company”) entered into the First Modification Agreement (the “First Modification”) by and among Cole Corporate Income Operating Partnership III, LP, the Company’s operating partnership (“CCIT III OP”), JPMorgan Chase Bank, N.A., as administrative agent, and the lender parties thereto. The First Modification modifies the Company’s secured credit agreement, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2016 and as modified from time to time (the “Letter Agreements”), to, among other things, (i) modify the definition of Asset Value, in part, by removing certain tenant concentration limits, (ii) extend the maturity date to September 23, 2020 and (iii) reduce the total commitment from $35.0 million to $29.3 million. The reduction in the total commitment did not impact the available borrowings under the credit facility as the borrowing base was not materially reduced as a result of the reduction in the total borrowing commitment.
The First Modification contains customary representations, warranties and borrowing conditions. CCIT III OP paid certain fees under the First Modification. Other than the modified terms described above, the material terms of the Credit Agreement remain unchanged. As of September 20, 2019, the Company had approximately $24.2 million outstanding under the Credit Agreement.
The foregoing description of the First Modification does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Modification, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Modification Agreement, dated September 20, 2019, by and among Cole Corporate Income Operating Partnership III, LP, JPMorgan Chase Bank, N.A. as administrative agent, and other lending institutions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2019	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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